UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 10-K
                                  ANNUAL REPORT


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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



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                          CNB Florida Bancshares, Inc.


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                                   EXHIBIT 23



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


As  independent   certified  public  accountants,   we  hereby  consent  to  the
incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-68459.


PricewaterhouseCoopers LLP

Jacksonville, Florida
March 26, 2003